4913-0019-4103\3 NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND ACCEPTABLE BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. Principal Amount: $35,000,000.00 Issue Date: June 18, 2024 Restatement Date: April 28, 2025 AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE For value received, Atlantic International Corp., a Delaware corporation (f/k/a SeqLL Inc.) (the “Borrower”). hereby promises to pay to the order of IDC Technologies, Inc., a California corporation (the “Holder”), the principal sum of THIRTY-FIVE MILLION DOLLARS ($35,000,000.00) (the “Principal Amount”) on the date set forth below (or as may be amended, extended, renewed and refinanced, collectively, this “Note”). This Note is issued by the Borrower to the Holder pursuant to the terms of that certain Amended and Restated Agreement and Plan of Reorganization dated as of dated as of May 29, 2023, as amended on June 23, 2023, as further amended on June 22, 2023, October 5, 2023, October 17, 2023, November 3, 2023, January 16, 2024 and April 15, 2024, entered among the Borrower, IDC Technologies, Inc., Atlantic Acquisition Corp., a Delaware corporation. Atlantic Merger LLC, a Delaware limited liability company, Lyneer Investments, LLC, a Delaware limited liability company, and SeqLL Merger LLC (the “Merger Agreement”). Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Merger Agreement. As used herein, the term “Trading Day” means any day that the Borrower’s common stock (the ‘“Common Stock”) is listed for trading or quotation on Nasdaq or any other exchanges or electronic quotation systems on which the Common Stock is then traded. Unless extended by mutual agreement of the parties hereto, the maturity date (“Maturity Date”) shall be the earlier of: (a) March 31, 2027; (b) completion of debt or equity offerings by the Borrower in which the Borrower received gross proceeds of at least forty million ($40,000,000) dollars (the “Capital Raise”); or (c) any other date on which any principal amount of, or accrued unpaid interest on, this Note is declared to be, or becomes, due and payable pursuant to its terms prior to the Maturity Date (the “Acceleration Date”) (such period from the Issue Date through the Maturity Date referred to herein as the “Note Term”). The principal sum, accrued and unpaid interest, if any, as well as any other fees due hereunder shall be due and payable on the Maturity Date. This Note may be prepaid in whole or in part without penalty or deduction. In the event that Borrower elects to repay any or all indebtedness of the Holder to BMO Bank N.A. (f/k/a BMO Harris Bank N.A. or BMO) and/or to SPP Credit Advisors LLC (“SPP”), such payment will be in satisfaction of this

-2- Note. Any amount paid to BMO and/or SPP in excess of the Principal Amount of this Note shall be in exchange for shares (the “Exchange Shares”) of Borrower’s Common Stock owned by Holder valued at their price on the date of issuance. Any Exchange Shares shall be returned to the Treasury of the Borrower for cancellation. In order to affect ·such clawback, IDC hereby agrees to the return of such Exchange Shares to the Borrower’s transfer agent. All payments to the Holder (to the extent not converted into Common Stock) of this Note shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as each Holder or the legal holder or holders of the Note may from time to time appoint in a payment invoice or otherwise in writing, and in the absence of such appointment , then at such address as each Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day . As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. It is further acknowledged and agreed that the Principal Amount owed by Borrower under this Note shall be increased by the amount of all reasonable expenses incurred by the Holder in connection with the collection of amounts due, or enforcement of any terms pursuant to, this Note. All such expenses shall be deemed added to the Principal Amount hereunder to the extent such expenses are paid or incurred by the Holder. This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of Borrower and will not impose personal liability upon the holder thereof. All the proceeds of this Note will be used by the Holder to satisfy existing indebtedness for which the Holder and Lyneer Investments LLC are currently jointly and severally liable. The principal amount of this Note shall not bear interest. However, the Borrower agrees that upon and following an Event of Default (defined below) and/or after any stated or any Accelerated Date of Maturity of this Note hereunder, this Note shall bear simple interest at a rate equal to seven (7%) percent per annum payable on demand as set forth in Section 3.2 below. In addition to the terms above, the following terms shall also apply to this Note: ARTICLE I. CONVERSION RIGHTS 1.1 Conversion Right. At any time following the Note Term, the Holder shall have the right, at the Holder’s option, to convert all, but not part, of the outstanding Conversion Amount (as defined below), into fully paid and non-assessable Common Stock of Borrower or other securities into which such Common Stock shall hereafter be changed or reclassified (each , a “Conversion Share”) at a price per share of Common Stock (“Conversion Price”) equal to the lowest daily VWAP during five (5) Trading Days immediately preceding the date of the conversion notice, in the form attached hereto as Exhibit A (the “Conversion Notice”), is delivered to the Borrower. Notwithstanding the foregoing, the Conversion Price shall not be less than eighty (80%) percent of the Offering Price in the initial Capital Raise (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Capital Raise).

-3- 1.2 Holder’s Exercise Limitations . Notwithstanding anything to the contrary contained in this Note, the Holder and the Borrower agree that the total cumulative number of Conversion Shares issued to Holder hereunder may not exceed the requirements of any National Securities Exchange (“NSE”), except that such limitation will not apply following Shareholder Approval or if the Common Stock is no longer listed on a NSE. If the Borrower is unable to obtain Shareholder Approval (defined below) to issue Common Shares to the Holder in excess of the NSE 19.99% Cap, any remaining outstanding balance of this Note must be repaid in cash at the request of the Holder in accordance with the terms hereof. For purposes of this Note, the term “Shareholder Approval” shall mean the approval of the holders of a majority of the Borrower’s outstanding voting Common Stock to ratify and approve the issuance of all of the Conversion Shares issued and potentially issuable to the Holder hereunder, all as may be required by the applicable rules and regulations of the NSE (or any successor entity). 1.3 Conversion Amount. The number of Conversion Shares to be issued to the Holder upon conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the Conversion Notice, delivered to Borrower by the Holder in accordance with Section 1.1 above; provided that the Conversion Notice is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in . notice) to Borrower before 5:00 p.m. , New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of the Holder under this Note, the sum of: (1) the Holder’s Principal Amount of this Note; (2) accrued interest, if any; and (3) the Holder’s expenses relating to a Conversion, including, but not limited to, amounts paid by the Holder on the Borrower’s transfer agent account. 1.4 Mechanics of Conversion. Subject to Section 1.3, the Holder may convert its Conversion Amount under this Note in whole, but not in part, at any time before or after the Maturity Date, by (A) submitting to Borrower a Conversion Notice (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 5:00 p.m., New York, New York time) and (B) surrendering the counterpart of this Note at the principal office of Borrower. 1.5 Authorized Shares. Borrower covenants that, as of the Maturity Date, Borrower will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion by the Holder of this Note (the “Reserved Amount”). Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The shares issued upon conversion of the Note (the “Note Shares”) shall be restricted securities under the Federal securities laws and subject to registration by the Borrower pursuant to Sections 2.7 and 2.8 below. In addition, if Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note, including, but not limited to, authorizing additional shares or effectuating a reverse split. Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing Common Stock certificates to execute and issue the necessary certificates for Common Stock in accordance with the terms and conditions of this Note. If, at any time Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.l.l of this Note. 1.6 Payment of Taxes. Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the

-4- Holder’s account) requesting the issuance thereof shall have paid to Borrower the amount of any such tax or shall have established to the satisfaction of Borrowers 801Tower that such tax has been paid. 1.7 Delivery of Common Stock Upon Conversion. Upon receipt by Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Conversion Notice meeting the requirements for conversion as provided in this Section 1.7, Borrower shall issue and deliver to or cause to be issued and delivered to or upon the order of the Holder certificates for Common Stock issuable upon such conversion by the end of the third business day after such receipt (the “Deadline”) (and, surrender of the Holder’s counterpart of this Note) in accordance with the terms hereof Failure to issue and deliver shares or cause to be issued and delivered shares by the Deadline as described above, will be considered an Event of Default under Section 3.1.1 of this Note . 1.8 Obligation of Borrower to Deliver Common Stock. Upon receipt by Borrower of a Conversion Notice, the Holder issuing such Conversion Notice shall be deemed to be the holder of record of the Common Stock issuable upon such conversion of its outstanding Conversion Amount under this Note, and, unless Borrower defaults on its obligations under this Article I, all rights with respect to this Note being so converted shall forthwith terminate for the Holder except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Conversion Notice as provided herein, Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Conversion Notice is received by Borrower before 5:00 p.m., New York, New York time, on such date. 1.9 Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions contained in Section 1.1 and in this Section 1.9, Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system . If the Borrower is not registered with DTC as of the Issue Date, the Borrower shall be required to register with DTC within 30 days of the Issue Date, and the provisions of this paragraph shall apply after such registration. Failure to become DTC registered or maintain DTC eligibility as provided herein shall be an Event of Default under Section 3.1.20 of this Note. 1.10 Concerning the Common Stock. The Common Stock issuable to the Holder upon conversion of the Holder’s Conversion Amount under this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.10 and who is an Accredited Investor. Except as otherwise provided (and subject to the removal provisions set forth below), until such

-5- time as the Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. each certificate for Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate: NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND ACCEPTABLE TO THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. The legend set forth above shall be removed and Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions. to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by Borrower (which acceptance shall be subject to and conditioned on any requirements , if any, of the its transfer agent, the exchange on which Borrower is then trading or other applicable laws, rules or regulations) so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that Borrower does not accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.1.1 of this Note. 1.11 Status as Shareholder. Upon submission of a Conversion Notice by the Holder, (i) the Common Stock covered thereby shall be deemed converted into Conversion Shares and (ii) the Holder’s rights as the Holder of such converted portion of this Note shall cease and terminate. excepting only the right to receive certificates for such Conversion Shares and to any remedies provided herein or otherwise available at law or in equity to the Holder because of a failure by Borrower to comply with the terms of this Note. Notwithstanding the foregoing. if the Holder has not received certificates for all of its Conversion Shares prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of its respective Amount of this Note for any reason, then (unless the Holder otherwise elects to retain its status as the Holder of Conversion Shares by so notifying Borrower) the Holder shall regain the rights of the Holder of this Note and Borrower shall, as soon as practicable, return such unconverted counterpart of this Note to the Holder or, if the respective counterpart of this Note has not been surrendered, adjust its records to reflect that such portion of the Principal Amount of this Note has not been converted . In all cases, the Holder shall retain all of its rights and remedies, including, without limitation. the right to have

-6- the Conversion Price with respect to subsequent conversions adjusted upon an Event of Default (if applicable), for Borrower’s failure to convert this Note. ARTICLE II. RANKING, CERTAIN COVENANTS, AND POST CLOSING OBLIGATIONS 2.1 Distributions on Common Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the written consent of the Holder pay , declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on the Common Stock (or other capital securities of the Borrower) other than dividends on Common Stock solely in the form of additional shares of Common Stock. 2.2 Restrictions on Certain Other Transactions. So long as the Borrower shall have any obligation under this Note and unless approved in writing by the Holder (which such approval not to be unreasonably withheld), except as contemplated by the Merger Agreement, the Borrower shall not directly or indirectly: (a) change the nature of its business; (b) sell, divest, change the structure of any material assets of the Borrower or any subsidiary other than in the ordinary course of business (c) accept Merchant-Cash- Advances in which it sells future receivables at a discount. any other factoring transactions, or similar financing instruments or financing transactions; or (d) Enter into a borrowing arrangement where the Company pays an effective APR greater than 20%. 2.3 Restriction on Common Stock Repurchases. So long as the Borrower shall have any obligation under this Note, Borrower shall not without the written consent of the Holder redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any Common Stock (or other securities representing its capital) of Borrower or any warrants. rights or options to purchase or acquire any such shares; except for the repurchase of shares at a nominal price in connection with rights under an agreement with an employee or consultant of the Borrower whose shares have been forfeited as a result of such employee or consultant’s ceasing to provide services to the Borrower. 2.4 Piggyback Registration. If the Borrower or any subsidiary proposes to register any of its Common Stock (other than pursuant to a Registration on Form S-4 or S-8 or any successor form) following the completion of the Capital Raise, it will give prompt written notice to the Holder of its intention to effect such registration (the “Incidental Registration”). Within five (5) business days of receiving such written notice of an Incidental Registration, the Holder may make a written request (the “Piggy-Back Request”) that the Borrower include in the proposed Incidental Registration all, or a portion, of the Conversion Shares owned by the Holder. The Borrower will use its commercially reasonable efforts to include in any Incidental Registration all Conversion Shares which the Borrower has been requested to register pursuant to any timely Piggy-Back Request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Failure to register the Conversion Shares pursuant to this Section 2.4 shall be an Event of Default pursuant to Section 3.1.2 of the Note. 2.5 Mandatory Registration. Within ninety (90) days of the completion of the Capital Raise, Borrower shall be required to file a Registration Statement on Form S-3. if available, or otherwise on Form S-1 with the SEC, to register the Underlying Securities. Within 270 days of the Issue Date, such registration statement shall be required to be declared effective by the SEC. 2.6 Lock-Up/Leak-Out Agreements. The obligations in the foregoing Sections 2.4 and 2.5 shall be (i) subject to underwriter approval in connection with a public offering including customary lock- up or leak-out agreements if required by such underwriter.

-7- 2.7 Opinion Letter. Borrower shall be responsible for supplying an opinion letter specific to the fact that Common Stock issued pursuant to conversion of the Note is either exempt from Registration Requirements pursuant to Rule 144 (so long as the requirements of Rule 144 are satisfied) or have been duly registered and permitted to be sold and transferred without restriction. Failure to provide an opinion letter as described herein shall be an event of default pursuant to Section 3.1.l of the Note. ARTICLE III. EVENTS OF DEFAULT 3.1 It shall be considered an event of default if any of the following events listed in this Article III (each, an “Event of Default”) shall occur: 3.1.1 Failure to Reserve or Deliver Shares. (a) Borrower fails to reserve a sufficient amount of Common Stock as required under the terms of this Note (including the requirements of Section 1.5 of this Note), fails to issue Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note subject to regulations (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph), or fails to supply an opinion letter specific to the fact that Common Stock issued pursuant to conversion of the Note, is exempt from Registration Requirements pursuant to Rule 144, and any such failure shal1 continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Conversion Notice. It is an obligation of Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by Borrower to the Holder within five (5) business days of a demand from the Holder, either in cash or as an addition to the outstanding Principal Amount of the Note, and such choice of payment method is at the discretion of Borrower; and (b) Borrower establishes a reserve of its Common Stock for the benefit of a party other than the Holder, without obtaining prior approval in writing by the Holder. 3.1.2 Breach of Covenants. Borrower, or the relevant related party, as the case may be, breaches any material covenant, post-closing obligation or other material term or condition contained in this Note including, but not limited to, failure to pay the Principal Amount or any other amount payable under this Note when due and payable, or in the related Merger Agreement or any other collateral documents (together, the “Transaction Documents”) and breach continues for a period often (10) business days. 3.1.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) an effect on the rights of the Holder with respect to this Note and the other Transaction Documents.

-8- 3.1.4 Receiver or Trustee. Borrower or any subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed. 3.1.5 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower or any subsidiary of Borrower. With respect to any such proceedings that are involuntary, Borrower shall have a 45 day cure period in which to have such involuntary proceedings dismissed. 3.1.6 Delisting of Common Stock. If at any time on or after the date hereof, the Company shall fail to maintain the listing or quotation of the Common Stock on Nasdaq or other national securities exchange, and the Company does not cure such failure within thirty (30) days. 3.1.7 Change of Control or Liquidation. Any Change of Control of the Borrower, or the dissolution, liquidation, or winding up of Borrower or any substantial portion of its business , other than the Change of Control contemplated by the Merger Agreement. As used herein, a “Change of Control” shall be deemed to occur upon the consummation of any of the following events: (a) any person or persons acting together which would constitute a “group’’ for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than the Borrower or any subsidiary of the Borrower) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act) , directly or indirectly, at least 50% of the total voting power of all classes of capital stock of the Borrower entitled to vote generally in the election of the board of directors of the Borrower (the “Board”); (b) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a “Current Director” shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Borrower’s shareholders, was approved by at least a majority of the Current Directors then on the Board); (c) (i) the complete liquidation of the Borrower or (ii) the merger or consolidation of the Borrower, other than a merger or consolidation in which (x) the holders of the Common Stock of the Borrower immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the Common Stock of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the Board of the continuing or surviving corporation, which liquidation, merger or consolidation has been approved by the shareholders of the Borrower; (d) the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Borrower pursuant to an agreement (or agreements) which has (have) been approved by the shareholders of the Borrower; or (e) the appointment of a new chief executive officer. 3.1.8 Cessation of Operations. Any cessation of operations or dissolution by the Borrower or the Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a ‘‘going concern” shall not be an admission that the Borrower cannot pay its debts as they become due. 3.1.9 Failure to Execute Transaction Documents or Complete the Transaction. The failure of the Borrower to execute any of the Transaction Documents or to complete the transaction for the full Principal Amount of the Note, as contemplated by the Merger Agreement. 3.1.10 Illegality. Any court of competent jurisdiction issues an order declaring this Note, any of the other Transaction Documents or any provision hereunder or thereunder to be illegal, as long as

-9- such declaration was not the result of an act of negligence by the Holder, exclusive of the execution of the Transaction Documents or the transactions and acts contemplated herein. 3.1.11 Failure to Comply with the Exchange Act. Borrower shall fail to be fully compliant with, or ceases to be subject to, the reporting requirements of the Exchange Act. 3.2 Remedies Upon Default. Upon the occurrence of any Event of Default specified in this Article III other than those provided in Sections 3.1.4 and 3.1.5 above, the Holder may, at its option: (a) declare the entire outstanding Principal Amount, together will all accrued interest and all other sums due under this Note. to be immediately due and payable, and the same shall thereupon become immediately due and payable without presentment demand or notice, which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of Holder or otherwise due and payable to Borrower; and (c) exercise any or all rights, powers and remedies provided for in this Note or now or hereafter existing at law, in equity, by statute or otherwise, and the Borrower shall pay to the Holder. an amount (the “Default Amount”) equal to the Principal Amount then outstanding together with simple accrued interest at the rate of 7% per annum (the “Default Rate”) commencing on the Default Date all costs. including, without limitation, legal fees and expenses of collection. In addition. the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including, without limitation, those set forth in the Transaction Documents. ARTICLE IV. MISCELLANEOUS 4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right. power or privileges. All rights and remedies existing hereunder are cumulative to. and not exclusive of. any rights or remedies otherwise available. 4.2 Notices. All notices, demands, requests, consents. approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine. at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: If to the Borrower, to: Atlantic International Corp. 270 Sylvan Road, Suite 2230 Englewood Cliffs, NJ 07632 Attention: Jeffrey Jagid, CEO Emai1: ijagid@atlanticinternational.com

-10- with a copy (which shall not constitute notice) to: Davidoff Hutcher & Citron LLP 605 Third Avenue, 15th Floor New York, NY 10158 Attention: Elliot H. Lutzker Email: etl@.dhclegal.com If to the Holder, to: such address and contact as indicated on the Holder’s signature page hereto. 4.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. 4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holders and their respective successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities Act of 1933, as amended). 4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including attorneys’ fees. Such amounts spent by the Holder shall be added to the Principal Amount of the Note at the time of such expenditure. 4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any proceeding arising out of or relating to this Note may be brought in a state or federal court of competent jurisdiction in the State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in any such court and agrees not to bring any proceeding arising out of or relating to this Note in any other court. The parties agree that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any proceeding referred to in the first sentence of this Section 4.6 may be served on any party anywhere in the world. THE BORROWER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law. then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Documents by mailing a copy thereof via registered or certified mail I or overnight delivery (with evidence

-11- of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. 4.7 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity. and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required. 4.8 Section 3(a)(10) Transactions. At all times while this Note is outstanding, Borrower shall be prohibited to enter into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act (“3(a)(10) Transaction”). If Borrower enters into a 3(a)(10) Transaction, it shall be an event of default pursuant to Section 3.1.8. 4.9 No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, so long as any obligation of Borrower under this Note or the other Transaction Documents is outstanding, the Borrower shall not state, claim, allege, or in any way assert to any person, institution, or entity, that Borrower is currently, or ever has been, a broker-dealer under the Securities Exchange Act of 1934 . 4.10 Opportunity to Consult with Counsel. All parties represent and acknowledge that they have been provided with the opportunity to discuss and review the terms of this Note and the other Transaction Documents with their respective counsel before signing this Note and that it is freely and voluntarily signing this Note and any other Transaction Documents in exchange for the benefits provided herein. In light of this, neither the Borrower nor the Holder will not contest the validity of Transaction Documents and the transactions contemplated therein. The parties further represent and acknowledges that they have been provided a reasonable period of time within which to review the terms of the Transaction Documents. 4.11 Integration. This Note, along with the other Transaction Documents, constitute the entire agreement between the Parties and supersedes all prior negotiations, discussions, representations, or proposals, whether oral or written, unless expressly incorporated herein, related to the subject matter of the Agreement. Unless expressly provided otherwise herein, this Note may not be modified unless in writing signed by the duly authorized representatives of the Borrower and the Holder. If any provision or part thereof is found to be invalid, the remaining provisions will remain in full force and effect. Additionally, Borrower agrees acknowledges that each of the Transaction Documents are integral to the Note, and their execution by Borrower and the agreement by Borrower to be bound by the terms therein are a material condition to the Holder’s agreement to enter into the transactions contemplated under the Transaction Documents . 4.12 No Assignment. The Borrower may not delegate its obligations under this Note and such attempted delegations shall be null and void. The Holder may not assign, pledge or otherwise transfer this Note without the prior written consent of the Borrower (which consent shall not be unreasonably withheld except in such instance where the proposed assignee or transferee is a direct or indirect competitor or owns any interest in any business that competes, directly or indirectly, with the Borrower) . This Note inures to the benefit of Holder , its successors and its assignee of this Note and binds the Borrower, and its successors and assigns, and the terms “Holder” and “the Borrower” whenever occurring herein shall be deemed and

-12- construed to include such respective successors and assigns. Any assignment or transfer made in violation of this Section 4.12 shall be void ab initio. 4.13 Amendment and Restatement. As of the Restatement Date, this Note amends and restates that certain Convertible Promissory Note dated as of the Issue Date, in the principal amount of $35,000,000 made by the Borrower payable to the order of the Holder (as amended, restated, supplemented or otherwise modified prior to the Restatement Date, the “Existing Note”) but does not refinance, extinguish or novate any indebtedness or other obligations of the Borrower under the Existing Note, all of which indebtedness and obligations are hereby ratified and confirmed and remain outstanding and in full force and effect and are hereafter evidenced by this Note. The Borrower and the Holder hereby acknowledge and agree that no payments of principal or accrued interest have been paid under the Existing Note (or under this Note) as of the Restatement Date and that, as of the Restatement Date, the outstanding principal amount of the Existing Note (and this Note) is $35,000,000. 4.14 Acknowledgement. Notwithstanding anything to the contrary in this Note, Borrower and the Holder acknowledge and agree that, until payment in full of the Obligations (as defined in the Term Loan Agreement) : (a) from and after the Restatement Date any payment or other interest of the Holder under this Note will be the sole benefit of SPP Credit Advisors LLC (the “Term Loan Agent”), as administrative agent for itself and the other lenders, under that certain Amended and Restated Loan Agreement dated as of the Restatement Date (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), (b) the Term Loan Agent shall have first right to receive any payment under this Note, and any obligation to make payment to the Holder shall be to the Term Loan Agent and (c) neither Borrower nor Holder may assign, amend, supplement or otherwise modify this Note without prior written consent of the Term Loan Agent. Signature pages follow.

AGREED TO AND ACCEPTED BY THE HOLDER: rDC TECHNOLOGIES, rNC., By Name: Prateek Gattani Title: President and Chief Executive Officer Amended and Restated Convertible Promissory Note

EXHIBIT A NOTICE OF CONVERSION (To be executed by the Holder in order to convert all or part of the Convertible Promissory Note into Common Stock) [Name and Address of Holder] The undersigned hereby converts $__________, which amount represents the Amount under that certain Amended and Restated Convertible Promissory Note dated as of April 28, 2025 (the “Note”) issued by Atlantic International Corp. (the “Company”) by delivery of shares of Common Stock of the Company (the “Shares”) on and subject to the conditions set forth in the Note. 1. Date of Conversion: __________________________________ 2. Shares to be Delivered: __________________________________ IDC TECHNOLOGIES, INC. By: ____________________________________ Name: ____________________________________ Title: ____________________________________